INDEPENDENT BANK CORPORATION EARNINGS CONFERENCE CALL 1ST QUARTER - 2014

April 21, 2014

INDEPENDENT
BANK

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation's operations and policies, including, but not limited to, Independent Bank Corporation's outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation's plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as "will," "may," "should," "believe," "expect," "forecast," "anticipate," "estimate," "project," "intend," "likely," "optimistic" and "plan," and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation's markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the "Risk Factors" section in Independent Bank Corporation's 2013 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

INDEPENDENT BANK

Agenda

1st Quarter 2014 Earnings Conference Call

- Formal Remarks
  - William B. (Brad) Kessel, President and Chief Executive Officer
  - Robert N. Shuster, Executive Vice President and Chief Financial Officer
- Question and Answer session
- Closing Remarks

Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the "Presentations" tab.

INDEPENDENT BANK

Financial Summary

	1Q'14	4Q'13	3Q'13	2Q'13	1Q'13
Diluted EPS[1]	$ 0.13	$ 0.21	$ 0.17	$ 2.64	$ 0.27
Net income	3,138	4,809	3,505	63,388	5,807
NI available to common	3,138	4,809	10,310	62,231	4,712
Total assets	2,259,639	2,209,943	2,183,504	2,134,674	2,105,347
Total portfolio loans	1,360,512	1,374,570	1,379,983	1,386,082	1,390,862
Total deposits	1,938,742	1,884,806	1,849,318	1,816,089	1,850,793
Shareholders' equity	236,586	231,581	226,601	208,835	144,085
Tangible BV per share	10.19	10.01	9.79	12.53	5.81
TCE to tangible assets	10.35%	10.35%	10.24%	5.58%	2.62%

Note: Dollars in 000's, except per share data.
(1) For the first, second and third quarters of 2013 diluted EPS is based on net income available to common stock.

INDEPENDENT BANK

Financial Highlights

Income Statement

- Ninth consecutive profitable quarter
- Net income of $3.1 million, or $0.13 per diluted share
- Results generally in-line with our expectations
- Non-interest expenses reduced by $3.1 million, or 12.1%
- Optimistic for prospect of improved earnings during remainder of 2014 as compared to first quarter

Balance Sheet/Capital

- Commercial loans grew $6.8 million, or 4.4% annualized
- Total deposits grew $53.9 million, or 11.6% annualized
- TCE ratio stable at 10.35% at 3/31/14 and 12/31/13
- TBV per share increased to $10.19 at 3/31/14 from $10.01 at 12/31/13
- Announced six cent per share cash dividend on common stock (payable 5/15/14 to record holders on 4/30/14)

INDEPENDENT BANK

Core Banking Markets


Harrison
Gladwin
Baldwin
Reed City
Big Rapids
Mount Pleasant
White Cloud
MICHIGAN
Bay City
Caro
Sandusky
Alma
Ithaca
Muskegon
Flint
Owosso
Wyoming
Holland
East Lansing
Rochester Hills
Waterford
Troy
Sterling Heights
Warren
Livonia
Lake St. Clair
Kalamazoo
Battle Creek
Ann Arbor
Dearborn
Detroit
Marshall
Taylor
Portage

- Significant market presence and opportunity to gain market share in attractive Michigan markets
- Michigan's unemployment rate declined to 7.7% in February 2014 (1.1% lower than February 2013)
- Michigan payroll jobs totaled 4.117 million at 2/28/14 (24K higher than one year earlier)
- S&P/Case-Shiller MI Detroit Home Price Index up 15.6% year over year vs. 13.2% for US-20 City Composite (January 2014 vs. January 2013)

Region	Cities	Branches	Loans(1)	% of Loans(1)	Deposits(2)	% of Deposits(2)
East / "Thumb"	Bay City / Saginaw	28	$276	24%	$719	40%
West	Grand Rapids / Ionia	23	408	35%	586	32%
Central	Lansing	12	188	16%	289	16%
Southeast	Troy	7	292	25%	220	12%
Total		70	$1,164	100%	$1,814	100%

Note: Data as of 3/31/14. Dollars are in millions.
(1) Loans exclude those related to resort lending ($142 million) and payment plan receivables ($55 million).
(2) Deposits exclude reciprocal deposits, brokered deposits and certain other "non-market" deposits.

INDEPENDENT BANK

Statewide Low Cost Deposit Franchise

Focused on Core Deposit Growth

Deposit Composition – 1Q'14


Brokered Time
1%
Non-interest
Bearing
27%
Retail Time
19%
Reciprocal
4%
Savings and
Interest-bearing
Checking
49%

Cost of Deposits (%)


0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.43%
0.41%
0.38%
0.34%
0.32%
0.30%
0.29%
0.28%
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Deposit Highlights

- $1.94 billion in total deposits at 3/31/14
  - Substantially all core funding
  - $1.50 billion of transaction accounts (77% of total deposits)
  - Cost of deposits of 0.28% (1Q '14 annualized)
- Total deposits increased $53.9 million, or 2.9% (11.6% annualized), during 1Q 2014
- We maintain strong deposit market share across our markets of operations, with a top 10 ranking in 9 out of 11 MSAs

INDEPENDENT BANK

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – Q1'14



Held for Sale
1%
Payment Plan
Receivables
4%
Installment
14%
Commercial
47%
Mortgage
34%

Yield on Loans (%)



7.00%
6.50%
6.00%
5.50%
5.00%
6.09%
6.06%
5.91%
5.81%
5.74%
5.70%
5.60%
5.36%
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Lending Highlights

- $1.36 billion in total loans at 3/31/14
- 2014 lending results include:
  - Commercial loan growth of $6.8 million, or 4.4% annualized
  - 1Q' 14 residential mortgage loan originations of $44.2 million and total loan sales of $47.1 million
  - Expect seasonal pick up in residential mortgage loan and consumer loan origination volumes in 2Q'14 and 3Q'14
- 2014 focus:
  - Commercial – businesses with $1 million to $50 million in annual sales
  - Consumer – through branch network, internet and indirect channels
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities

INDEPENDENT
BANK

Commercial Lending

2014 Highlights

- Net growth of $7 million in 1Q'14 and $30 million (4.9%) since 3/31/13
  - New commitments of $41 million in 1Q'14 with $32 million in funded new loans
  - New business by region: East $21 million; West $12 million; and Central $8 million
  - Line utilization declined to 45.7% at 3/31/14 from 47.1% at 12/31/13
  - Balance in new business between C&I and investor (income producing)
- Continued progress on credit quality
  - Early stage (30 day to 89 day) delinquency at $2.3 million (0.36% of total commercial loans)
  - Total watch credits declined to $59.5 million (down 8.2% in 1Q'14 and 33.9% over past year)
  - Commercial NPL's up $2.4 million in 1Q'14 due primarily to two relationships that were substandard accruing credits at 12/31/13 moving into non-accrual
- Target segments
  - General C & I (including owner occupied real estate), no specific concentrations
  - High net worth individuals – private banking profile
  - Investor real estate but limit to 45% of portfolio with little development or speculative risk
  - Small business deposits
  - Credit enhancement programs (i.e. SBA, USDA)

INDEPENDENT BANK

Net Interest Margin/Income

Net Interest Margin (TE) (%)



4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.99%
4.25%
4.16%
4.10%
3.96%
3.79%
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Net Interest Income ($ in Millions)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.9
$19.6
$19.5
$19.5
$19.4
$18.5
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Note: All dollars in millions.

Highlights

- Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment
- Net interest income declined in 1Q'14 due to decrease in NIM primarily reflecting change in interest-earning asset mix - reduced level of higher yielding loans and increased level of lower yielding investment securities
- Low interest rate environment continues to place pressure on the net interest margin. 2014 goal is to offset the impact of NIM compression with growth in interest-earning assets

INDEPENDENT BANK

Non-interest Income

YTD Non-interest Income Breakout


Interchange $1.9M 21%
Sale of Securities $0.1M 1%
Sale of Loans $1.1M 12%
Mortgage Servicing $0.3M 4%
Commissions $0.4M 5%
BOLI $0.3M 3%
Title Insurance $0.3M 3%
Other $1.4M 16%
Service Charges on Deposits $3.1M 34%

Non-interest Income Trends


$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$13.0
$14.5
$16.0
$11.1
$13.0
$9.8
$10.9
$9.0
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Non-interest Income
Non-interest Inc/ Operating Rev (%)

Note: Q4'12 non-interest income excludes the gain related to the branch sale of $5.4 million.

Highlights

- Diverse sources of non-interest income which totaled $9.0 million in 1Q'14
- 2014 total YTD non-interest income represents approximately 33% of total revenue (net interest income and non-interest income)
- New debit card brand agreement executed in January 2014, which is expected to increase net interchange revenues by approximately $1 million annually beginning in late 2Q'14
- Focus on mortgage banking operations cost structure due to reduced refinance volume
  - Expect seasonal increase in mortgage loan origination and sales volumes
  - We retain servicing on most of the mortgages we originate
  - Currently we service $1.7 billion in mortgages (19,000 clients)

INDEPENDENT BANK

Non-interest Expense

Non-interest Expense ($ in Millions)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
88%
86%
84%
82%
80%
78%
76%
74%
72%
$29.5
$29.3
$29.9
$25.5
$27.7
$25.9
$25.0
$22.4
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Compensation and Benefits
Credit Related
Occupancy
Data Processing
FDIC Insurance
Other
Efficiency

Highlights

- Internal group charged with improving our efficiency ratio to 65% over time through both reduction in non-interest expenses and increased revenues – an incentive compensation target is tied to the efficiency ratio goals
- Target for 2014 is total non-interest expenses at $22 million to $23 million per quarter.
- Expense reductions focused on six major components:
  1) Compensation and benefits (average total FTE reduced 4.5% in 1Q'14)
  2) Credit related costs
  3) Occupancy costs
  4) Data processing expenses
  5) FDIC insurance
  6) Legal and professional

Note: Efficiency ratio is defined as non-interest expense, excluding amortization of intangibles and non-recurring expense, as a percent of net interest income and non-interest income, excluding realized gains on securities and non-recurring items.

INDEPENDENT BANK

Investment Securities Portfolio

Investment Portfolio by Type (03/31/14)


Corporate 4%
Private Label Mortgage 1%
Treasury, Agency & CDs 9%
Student Loan ABS / Muni 11%
Municipal (Taxable) 19%
Municipal (Tax Exempt) 7%
Agency Mortgage 49%

Investment Portfolio by Rating (03/31/14)


Not Rated 4%
Sub Investment Grade 1%
BAA 3%
A 5%
AA 10%
AAA 77%

Highlights

- High quality, liquid, diverse portfolio with short duration
  - 77% of the portfolio is AAA rated
  - 2.0 year estimated average duration with a weighted average yield of 1.53%
  - Approximately 51% of the portfolio is variable rate

Total Investments(1) FV: $539.8 million

Net Unrealized Loss: $2.4 million

(1) Includes investments in bank CD's of $16.9 million but excludes $0.6 million of trading securities.

INDEPENDENT BANK

Credit Quality Summary

Non-performing Loans ($ in Millions)



$110
4.8%
3.7% 3.8%
$68 $60
3.1%
2.7%
$45
2.3%
$39
2.0%
$33
$28
1.5% 1.5% 1.3% 1.5%
$20 $20 $18 $21
2009 2010 2011 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14
Non-performing Loans (NPLs)
NPLs / Total Loans

ORE / ORA ($ in Millions)



$31.5 $39.4 $34.0 $29.5 $30.3 $26.1 $23.6 $17.8 $16.6 $18.3 $18.0
2009 2010 2011 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14

30-89 Days Delinquent ($ in Millions)



2.8%
$64.7
2.1%
$37.2
1.3%
1.1% 1.2% 1.3% 1.2%
$21.2
$16.8 $17.3 $19.0 $16.4
1.0% 0.8% 1.0% 0.8%
$13.4 $11.7 $13.6 $11.3
2009 2010 2011 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14
30-89 Days PD
30-89 Days PD / Loans

Non-performing Assets ($ in Millions)



$141.4 $107.0 $93.9 $74.6 $69.2 $59.1 $51.5 $37.9 $37.0 $36.2 $38.8
2009 2010 2011 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14
Nonaccruals
Loans 90+ Days PD
ORE/ORA

Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.

Credit Cost Summary

Provision for Loan Losses


$120
$100
$80
$60
$40
$20
$0
($20)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
4.3%
2.3%
1.7%
0.5%
0.1%
-0.3%
$103
$47
$28
$7
($4)
$0.4
2009
2010
2011
2012
2013
YTD 2014
Provision
% of Avg. Portfolio Loans

Loan Net Charge-Offs


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.3%
3.0%
2.2%
1.4%
0.6%
0.7%
$80
$61
$37
$21
$8
$2
2009
2010
2011
2012
2013
YTD 2014
NCOs
% of Avg. Portfolio Loans

Allowance for Loan Losses


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.6%
3.7%
3.7%
3.1%
2.4%
2.2%
$82
$68
$59
$44
$32
$30
2009
2010
2011
2012
2013
YTD 2014
Allowance
% of Portfolio Loans

Note: Dollars all in millions

INDEPENDENT BANK

Classified Assets and New Default Trends

Total Classified Assets ($ in Millions)


$250
$200
$150
$100
$50
$0
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Classified ($M)
Classified / TCE + ALL
73%
65%
70%
56%
51%
45%
39%
25%
22%
20%
20%
$208
$156
$151
$122
$115
$105
$92
$74
$63
$59
$59
2009
2010
2011
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Commercial Loan New Defaults ($ in Millions)


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$34.1
$11.7
$10.1
$4.8
2011
2012
2013
YTD 2014

Total Loan New Defaults ($ in Millions)


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$69.2
$32.2
$24.2
$8.3
2011
2012
2013
YTD 2014

Retail Loan New Defaults ($ in Millions)


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.1
$20.5
$14.1
$3.5
2011
2012
2013
YTD 2014

INDEPENDENT BANK

Troubled Debt Restructurings (TDRs)

Over *87% of TDRs are Current*

TDRs ($ in Millions)



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
95%
90%
85%
80%
75%
70%
65%
$85
$138
$145
$146
$155
$152
$144
$143
$135
$130
$124
$122
76%
78%
77%
81%
83%
84%
84%
86%
90%
89%
89%
87%
2009
2010
2011
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance
- The specific reserves allocated to TDRs totaled $14.5 million at March 31, 2014
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan
- 87% of TDRs are current as of 3/31/14
- **Commercial TDR Statistics:**
  - 120 loans
  - $37.6 million book balance
  - 85.7% performing
  - WAR of 4.97% (accruing loans)
  - Well seasoned portfolio; over 85% of accruing loans are not only performing but have been over a year since modification
- **Retail TDR Statistics**
  - 876 loans
  - $84.0 million book balance
  - 93.1% performing
  - WAR of 4.58% (accruing loans)
  - Well seasoned portfolio; over 95% of accruing loans are not only performing but it has been over a year since modification

INDEPENDENT BANK

Management 2014 Outlook(1)

Category	Outlook
Lending	**Modest growth** Goal of low single digit % overall loan growth, primarily supported by mid single digit % growth in commercial loans and low single digit % growth in consumer loans. ***1Q'14 Update: Commercial loan growth on target, expect seasonal pick up in consumer lending to reach 2014 target.***
Net interest income	**Modestly lower** Goal is to hold net interest income steady assuming continued low interest rate environment. However, pressure on net interest margin is not expected to be fully offset by projected modest interest-earning asset growth. ***1Q'14 Update: $18.5 million actual is below expectation, due to change in loan mix and lower than expected yields on new investments. Optimistic that NII will stabilize or improve during remainder of 2014 compared to 1Q'14 level.***
Provision for loan losses	**Continued steady improvement in asset quality** Very difficult area to forecast. Future provision levels will be particularly sensitive to net loan charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance. ***1Q'14 Update: $0.4 million provision with slight uptick in NPL's. Other asset quality metrics (TDR level, watch credits and early stage delinquencies) all improved in first quarter.***
Non-interest income	**Comparable to last two quarters of 2013** Expect a range of $10 million to $11 million per quarter. ***1Q'14 Update: $9.0 million actual is below target range due to lower than expected service charges on deposits, net gains on mortgage loans and $0.3 million impairment charge on MSR's. Expect future 2014 quarters to move back into predicted range.***
Non-interest expense	**Lower** Expect a range of $22.5 million to $23.5 million per quarter. ***1Q'14 Update: Beat target with actual non-interest expense of $22.4 million. For balance of 2014, expect seasonal decline in occupancy expense and decline in data processing due to new contract.***
Income taxes	Approximately 31% to 32% in 2014. ***1Q'14 Update: Actual 31.9% effective rate.***

(1) Outlook as of 4/21/14

INDEPENDENT BANK

Independent Bank Corporation

1st Quarter 2014 Earnings Conference Call

Question and Answer Session

Closing Remarks

Thank you for attending !

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